                                                                    EXHIBIT 10.2

            [INDUS INTERNATIONAL, INC. LOGO]

                               INDUS INTERNATIONAL

                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                                       AND

                             FORM OF PLAN AGREEMENT

                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER

                                INCENTIVE PERIOD:
                         APRIL 1, 2004 - MARCH 31, 2005

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            [INDUS INTERNATIONAL, INC. LOGO]

      1.    PLAN PURPOSE

      The Executive Incentive Compensation Plan (the "Plan") has been established to provide performance incentives for the Chief Executive Officer and Chief Financial Officer (each, an "Executive") of Indus International, Inc. (the "Company" or "Indus"). Your participation in the Plan reflects the importance of your position and the impact your performance can have on the success of Indus. The purpose of the Plan is to provide motivation to the Executives to achieve the financial targets set forth below. The Plan is also an important part of your total compensation package.

      2.    DEFINITION OF TERMS

      AWARD - The payment that goes to Executive in the form of cash or Restricted Stock. The Award is calculated as a percentage of the Executive's base salary as of March 31, 2005.

      COMPONENTS - The four (4) financial measurements identified below.

      COMPONENT AWARD OPPORTUNITY - 25% of the Maximum Award Opportunity.

      EXECUTIVE - The Chief Executive Officer or Chief Financial Officer who executes this Plan document.

      MAXIMUM AWARD OPPORTUNITY - 100% of Executive's base salary as of March 31, 2005.

      PLAN YEAR - April 1, 2004 - March 31, 2005. The Plan Year is also referred to as fiscal 2005 or FY'05.

      RESTRICTED STOCK - The portion of an Award, if any, payable in restricted stock to be issued under the Company's 2004 Long-Term Incentive Plan. Any Restricted Stock issued as part of an Award will have a three year vesting period vesting one-third per year on each of the first three anniversary dates.

      TARGETS - The financial targets for each of the four (4) Component categories identified below.

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      3.    AWARD COMPONENTS AND TARGETS:

      COMPONENTS AND WEIGHTING - Your Award will be based on four Components, weighted as follows:

        COMPONENTS                           COMPONENT AWARD OPPORTUNITY
        ----------                           ---------------------------
RECOGNIZED SOFTWARE LICENSE FEES                       25%
ADJUSTED OPERATING INCOME(1)                           25%
TOTAL RECOGNIZED REVENUE                               25%
CASH BALANCE AT 3/31/05                                25%

      (1)Adjusted Operating Income means the Company's Operating Income, less any Board approved restructuring expenses, and prior to any management bonuses.

      FY'05 TARGETS BY COMPONENT:

                                                                       % OF COMPONENT AWARD
        COMPONENTS                               TARGETS                   OPPORTUNITY
        ----------                               -------               --------------------
RECOGNIZED SOFTWARE LICENSE FEES                    *                           33%
                                                    *                           67%
                                                    *                          100%

ADJUSTED OPERATING INCOME                           *                           33%
                                                    *                           67%
                                                    *                          100%

TOTAL RECOGNIZED REVENUE                            *                           33%
                                                    *                           67%
                                                    *                          100%

CASH BALANCE AT 3/31/05                             *                           33%
                                                    *                           67%
                                                    *                          100%

----------
* This material has been omitted pursuant to a request for confidential treatment filed with the SEC, and this material has been filed separately with the SEC.

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      4.      PAYMENT OF AWARD

      - Executive will be eligible to receive an Award if Indus achieves any one or more of the Targets set forth above.

      - Determination as to whether a Target has been met will be based on the Company's audited financial statements for FY '05.

      - Amount of any Award payout is calculated as a percentage of Executive's base salary at the end of the fiscal year, subject to the weighting schedule for the Components and Targets set forth above. The formula for determining payment for any Target that is met shall be the product of the Maximum Award Opportunity multiplied by the applicable % of the Component Award Opportunity, multiplied by 25%.

      -     The Chief Financial Officer's Award will be prorated to reflect ten
            (10) months of service during fiscal 2005 in accordance with his employment agreement.

      - The first 50% of Executive's Maximum Award Opportunity shall be payable in cash, and the second 50% of Executive's Maximum Award Opportunity shall be payable in Restricted Stock.

      - Award will be paid, if at all, following the conclusion of FY'05 and completion of the Company's FY'05 audit.

               => Payout anticipated on/or about May 31, 2005.

      - Executive must be an employee of Indus when Awards are paid to be eligible to receive the Award.

      - In the event of any acquisition, divestiture or recapitalization involving the Company the Compensation Committee of the Board of Directors shall have the authority and discretion to adjust the FY'05 Target in a manner that is equitable to the Company and the Executive.

      5.      GENERAL AND ADMINISTRATIVE

      A. No Award will be paid unless the Executive has executed a copy of this Plan document acknowledging and accepting the terms set forth herein.

      B. Nothing in this Plan document shall be construed to create or imply the existence of a contract of employment between the Executive and the Company. The terms and conditions of Executive's employment agreement shall continue to govern the terms of his employment. Executive remains an "at-will" employee and the Company can terminate his employment at any time with or without cause. Participation in this Plan does not constitute a promise of continued employment.

      C. The Company, acting through the Compensation Committee of the Board of Directors, shall have the authority to terminate, suspend, or amend this Plan at any time with written notice to the Executive. Oral changes shall not be valid.

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      D. The Plan is established under the authority of the Compensation
      Committee of the Board of Directors. If the Executive's employment is terminated for any reason, this Plan shall terminate as to that Executive.

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      E. This Plan is for the fiscal year ending March 31, 2005 only.
      Participation during fiscal year 2005 does not mean that participation is assured for subsequent fiscal years.

      F. The Compensation Committee of the Board of Directors shall have the discretion and authority to interpret this Plan. The Compensation Committee's interpretation of the Plan, any Awards granted under the Plan, and all decisions and determinations by the Compensation Committee with respect to the Plan are final, binding and conclusive on all parties.

      AGREEMENT

      Your signature indicates your acknowledgment and acceptance of this Compensation Plan.

      Executive                      Indus International, Inc.

      Name______________________     By /s/  Allen R. Freedman
                                     Allen R. Freedman, Chairman of the
                                     Compensation Committee of the Board of
      Signature_________________     Directors

      Date______________________     Date___________________

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